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  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 1996
                                                     REGISTRATION NO. 333-04777
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                      PRE-EFFECTIVE AMENDMENT NO. 3
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------
                           TRANSCEND SERVICES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                              33-0378756
   (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)

                           3353 PEACHTREE ROAD, N.E.
                                  SUITE 1000
                            ATLANTA, GEORGIA 30326
                                (404) 364-8000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                LARRY G. GERDES
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                     3353 PEACHTREE ROAD, N.E., SUITE 1000
                            ATLANTA, GEORGIA 30326
                                (404) 364-8000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:

       HELEN T. FERRARO, ESQ.                FREDERICK W. KANNER, ESQ.
      SMITH, GAMBRELL & RUSSELL                  DEWEY BALLANTINE
  3343 PEACHTREE ROAD, N.E., SUITE          1301 AVENUE OF THE AMERICAS
                1800                         NEW YORK, NEW YORK 10019
       ATLANTA, GEORGIA 30326                     (212) 259-8000
           (404) 264-2620

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.


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Transcend Services, Inc. hereby withdraws this Registration Statement covering
3,450,000 shares of its Common Stock, which was first filed with the Securities and Exchange Commission on May 30, 1996. The Company has determined not to conduct a public offering at this time due to current market conditions.

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUND TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS PRE-EFFECTIVE AMENDMENT NO. 3 TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ATLANTA, STATE OF GEORGIA, ON THIS 29TH DAY OF JULY, 1996.

                                          Transcend Services, Inc.

                                                    /s/ Larry G. Gerdes
                                          By: _________________________________
                                                     LARRY G. GERDES
                                              PRESIDENT AND CHIEF EXECUTIVE
                                                         OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                        TITLE                 DATE

                  *                    Chairman of the
- -------------------------------------   Board of Directors      July 29, 1996
           DONALD L. LUCAS

        /s/  Larry G. Gerdes           President, Chief
- -------------------------------------   Executive Officer       July 29, 1996
           LARRY G. GERDES              and Director
                                        (Principal
                                        Executive Officer)

        /s/  David W. Murphy           Chief Financial
- -------------------------------------   Officer, Secretary      July 29, 1996
           DAVID W. MURPHY              and Treasurer
                                        (Principal
                                        Financial and
                                        Accounting Officer)

                  *                    Director
- -------------------------------------                           July 29, 1996
         GEORGE B. CALDWELL

                  *                    Director
- -------------------------------------                           July 29, 1996
         WALTER S. HUFF, JR.

                  *                    Director
- -------------------------------------                           July 29, 1996
          CHARLES E. THOELE

        /s/  Larry G. Gerdes
*By: ________________________________
LARRY G. GERDES, AS ATTORNEY-IN-FACT